UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    November 9, 2005


                             PARTY CITY CORPORATION
               (Exact name of Registrant as Specified in Chapter)

            Delaware                      0-27826                22-3033692

(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
         Incorporation)                                     Identification No.)

         400 Commons Way, Rockaway, NJ                             07866

   (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:   (973) 983-0888


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))



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Item 2.02 Results of Operations and Financial Condition

         On November 9, 2005, Party City Corporation (the "Company") announced its operating results for the fiscal quarter ended October 1, 2005 and preliminary net sales for Halloween season.

         A copy of the press release issued by the Company announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         As previously announced, the Company will be hosting a conference call to discuss these operating results on November 9, 2005 at 10:00 a.m. Eastern Time. The conference call will be broadcast live on Party City's website, http://www.partycity.com, at such time. An online archive of the broadcast, accessible on http://www.partycity.com, will be available from November 9, 2005 (one hour after the completion of the call) until December 9, 2005.

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.

         A list of exhibits is set forth in the Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.

The information in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: November 9, 2005              PARTY CITY CORPORATION


                                    By:  /s/  Gregg A. Melnick
                                         ---------------------------------------
                                    Name:      Gregg A. Melnick
                                    Title:     Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number              Description
------              -----------
99.1                Press Release, dated November 9, 2005, regarding operating results for the fiscal quarter ended October 1, 2005 and preliminary net sales for Halloween season.